Investor Presentation – Fourth Quarter 2023 February 2024 Financial Information for the three and twelve months ended December 31, 2023 EXHIBIT 99.2

1 Disclaimers LIMITATIONS ON THE USE OF INFORMATION This presentation has been prepared by Tiptree Inc. and its consolidated subsidiaries (“Tiptree", "the Company" or "we”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to Tiptree, its subsidiaries or any of its affiliates or any other purpose. Tiptree reports a non-controlling interest in certain operating subsidiaries that are not wholly owned. Unless otherwise noted, all information is of Tiptree on a consolidated basis before non-controlling interest. Neither Tiptree nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Performance information is historical and is not indicative of, nor does it guarantee future results. There can be no assurance that similar performance may be experienced in the future. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” "view," “confident,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Tiptree’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward- looking statements. MARKET AND INDUSTRY DATA Certain market data and industry data used in this presentation were obtained from reports of governmental agencies and industry publications and surveys. We believe the data from third-party sources to be reliable based upon our management’s knowledge of the industry, but have not independently verified such data and as such, make no guarantees as to its accuracy, completeness or timeliness. NOT AN OFFER OR A SOLICIATION This document does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Tiptree, its subsidiaries or its affiliates. The information in this document is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. NON-GAAP MEASURES In this document, we sometimes use financial measures derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain of these data are considered “non-GAAP financial measures” under the SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Management's reasons for using these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are posted in the Appendix.

2 2023 Highlights Revenue $1.6 billion 18.0% vs. prior year Adjusted Net Income1 $61.9 million 16.7% vs. prior year Book Value per share1,3 $11.34 5.7% vs. 12/31/22 Net Income $14.0 million vs. prior year net loss of $(8.3) million Overall  Revenues of $1.6 billion, an increase of 18% from 2022, driven by growth at Fortegra. Excluding investment gains and losses, revenues increased 19%.  Net income of $14mm in 2023. Included is $19.1mm of tax expense related to tax deconsolidation of Fortegra, compared to $33.1m of tax expense in 2022.  Adj. net income1 of $61.9mm, and 15.2% adj. ROAE1, driven by strong performance in insurance operations. Insurance  $2.75Bn of gross written premiums and premium equivalents (GWPPE), 21% increase from prior year, driven growth in specialty E&S and admitted insurance lines.  Combined ratio of 90.3% driven by consistent underwriting performance and the scalability of operating platform.  Adj. net income1,2 of $115.7mm, up 38% from prior year driven by revenue growth and consistent combined ratio.  Adj. return on average equity1,2 of 29.2%, compared to 26.1% in 2022. Tiptree Capital  Pre-tax loss of $6.5mm driven by unrealized investment losses on Invesque.  Mortgage pre-tax loss of $3.3mm, more than offset by gains on other investments. ($ in millions, all figures represent full year unless otherwise noted) 1 For a reconciliation of Non-GAAP metrics adjusted net income, adjusted return on average equity and book value per share to GAAP financials, see the Appendix. 2 Adjusted net income and adjusted return on average equity is presented before the impacts of non-controlling interests. 3 Annual total return defined as cumulative dividends paid of $0.20 per share plus change in book value per share as of December 31, 2023.

Financial Results

TiptreeInc.

($ in millions, except per share information)

	Q4'22	Q4'23	FY'22	FY'23
Total Revenues	$369.5	$446.4	$1,397.8	$1,649.0
Net income (loss)	$0.9	$6.9	$(8.3)	$14.0
Diluted EPS	$0.02	$0.15	$(0.23)	$0.33
Adjusted net income[1]	$9.7	$13.9	$53.0	$61.9
Adjusted ROAE[1]	9.9%	13.6%	13.6%	15.2%
Total shares outstanding			36.4	36.8
Book Value per share[1]			$10.92	$11.34

Adjusted Net Income by business



Adjusted Net Income (after NCI)
$16.2
$9.7
$13.9
$61.6
$53.0
$61.9
$16.9
$4.6
$20.4
$(8.1)
$14.6
$23.9
$(0.8)
$(8.6)
$20.5
$32.6
$(0.4)
$(11.7)
$63.9
$28.2
$66.8
$(31.1)
$63.4
$9.0
$83.8
$(29.4)
$85.7
$115.7
$(29.9)
Tiptree Capital
Fortegra[2]
Corporate
Q4'21
Q4'22
Q4'23
2021
2022
2023

Key Highlights – Q4'23

Revenues up 24%, excluding investment gains/losses

- Growth in earned premiums, service fees and investment income
- Improvement in investment portfolio book yield to 3.3%, from 2.7% prior year

Net income of $6.9mm

- Growth in insurance operations while maintaining consistent combined ratio
- Unrealized investment gains partially offset by sale of vessels in 2022
- Impact of Fortegra tax deconsolidation of $9mm in Q4'23 and Q4'22

Adj. net income[1] of $13.9mm, increased by 43% versus prior year

- Continued revenue growth and consistent combined ratio at Fortegra

Adj. ROAE[1] of 13.6%, improvement of 3.7% versus prior year

1 For a reconciliation of Non-GAAP metrics adjusted net income, adjusted return on average equity (annualized) and book value per share to GAAP financials, see the Appendix.
2 Adjusted net income for Fortegra is presented before the impacts of non-controlling interests.

3

Specialty Insurance Performance Highlights Q4’23

Fortega – Financial Performance Highlights

TiptreeInc.

($ in millions)

Summary Financials

	Q4'22	Q4'23	FY'22	FY'23
Premiums & equivalents	$526.6	$724.1	$2,263.1	$2,747.9
Net written premiums	$245.2	$384.3	$1,089.4	$1,320.0
Revenue	$345.4	$433.2	$1,248.8	$1,593.1
Pre-tax income (loss)	$29.1	$44.2	$68.2	$129.8
Adjusted net income[1]	$23.9	$32.6	$83.8	$115.7
Adjusted ROAE[1]	29.3%	30.9%	26.1%	29.2%
Combined ratio	89.8%	89.8%	90.4%	90.3%

Insurance products


Underwriting and Fee Revenues[1]
$324
$400
78
95
245
305
Services
Insurance
Q4'22
Q4'23
Underwriting and Fee Margin[1]
$76
$98
27
28
49
70
Services
Insurance
Q4'22
Q4'23
Combined Ratio
89.8%
89.8%
13.3%
14.2%
38.7%
36.0%
37.8%
39.6%
Expense Ratio
Acquisition ratio
Loss Ratio
Q4'22
Q4'23

Q4'23 Highlights & Outlook

1. Record revenues of $433mm, up 25%
   - Product & distribution expansion to drive continued growth, while maintaining underwriting discipline
   - Continued investment in growth initiatives
     - ✓ Specialty E&S and admitted lines
     - ✓ Capital-light warranty lines
     - ✓ European expansion
2. Produced stable, growing results from underwriting and fees
   - Combined ratio consistent at 89.8%
   - Record underwriting & fee margin of $98mm, up 28%
   - 2023 Adj ROAE of 29.2%, driven by insurance and services
3. Maintain a high-quality balance sheet, including a conservative and liquid investment portfolio

1 See the appendix for a reconciliation of Non-GAAP measures including Adjusted Net Income (before non-controlling interests), Adjusted return on average equity (annualized), underwriting and fee revenues and underwriting and fee margin. .
Note: Tiptree's ownership of Fortegra was 79.5% as of December 31, 2023 (before conversion of Fortegra preferred stock and impacts of warrants and unvested employee stock awards).

5

Investment Portfolio Cash & Equivalents 31% Government & Agency 33% Corporate Bonds 19% Muni & ABS 6% Equities 2% Other Alternatives 9% Cash & Equivalents 34% Government & Agency 38% AA 6% A 13% BBB 7% $1,191mm 6 Asset Allocation Liquid and Highly-Rated Fixed Income Portfolio ($ in millions) 1,057 1,191 97 136 $1,154 $1,327 2022 2023 Other investments Fixed Income & Cash $1,327mm ◼ 2.5 year duration ◼ AA, S&P rating 3.3%2.7%Book yield Q4’22 Q4’23 FY’22 FY’23 Net investment income – P&L $2.1 $7.1 $12.2 $26.7 Cash and cash equivalent interest income $1.8 $3.2 $2.5 $11.0 Net realized and unrealized gains (losses) – P&L $2.8 $6.4 $(20.3) $(4.2) Unrealized gains (losses) on AFS Securities – OCI $1.3 $23.0 $(55.2) $19.0 Return Metrics (Pre-tax, before NCI)

Fortegra – A Highly Profitable and Growing Specialty Insurer $32.8 $43.4 $66.8 $83.8 $115.7 2019 2020 2021 2022 2023 7 ($ in millions) Gross Written Premiums & Equivalents1 Underwriting & Fee Revenues and Margin2 Adjusted Net Income2 1,015 1171 1,601 1,889 2,386 75 258 335 374 362 $1,090 $1,430 $1,936 $2,263 $2,748 2019 2020 2021 2022 2023 Combined Ratio Adj. ROAE%2 Adj. Net Income Loss Ratio Expense Ratio Insurance Services 1 Gross written premiums and premium equivalents represent total gross written premiums from insurance policies and warranty service contracts issued during a reporting period. 2 See the appendix for a reconciliation of Non-GAAP measures including Adjusted Net Income (before non-controlling interests), Adjusted return on average equity (annualized), underwriting and fee revenues and underwriting and fee margin. 12% U/W & Fee Revenues 26% U/W & Fee Margin 29%22%15% $145 $176 $244 $279 $355 2019 2020 2021 2022 2023 $594 $654 $932 $1,200 $1,500 2019 2020 2021 2022 2023 28.7% 36.2% 35.1% 37.7% 40.1% 47.0% 36.9% 38.7% 39.0% 36.2% 16.6% 17.9% 16.5% 13.7% 14.0% 92.3% 91.0% 90.3% 90.4% 90.3% 2019 2020 2021 2022 2023 Acquisition Ratio

Performance Highlights Q4’23

57.6 7.1 54.7 52.3 13.0 41.3 4.2 77.4 $129.6 $178.1 2022 2023 Financial drivers Pre-tax income (loss) Q4’22 Q4’23 FY’22 FY’23 Mortgage $(2.5) $(2.4) $0.9 $(3.3) Senior living (Invesque) (3.1) (2.2) (16.0) (9.3) Maritime transportation 13.3 (2.8) 49.8 (4.5) Other 0.8 5.3 (2.4) 10.6 Total $8.5 $(2.1) $32.3 $(6.5) 9 Tiptree Capital – Financial Performance Highlights Mortgage: • Mortgage origination volumes of $877mm, down 23% from PY • Pre-tax contributions below PY from volume decline and negative FV adjustment on MSR asset; gain on sale margins consistent at 4.7% • MSR asset of $41mm Cash & U.S Government Securities: • Invested in U.S. Government and money market funds Equities: • 2023 unrealized loss of $3.5mm, compared to PY loss of $9.3m – both periods driven by losses on Invesque Maritime transportation: • 2022 included one-time gains from sale of five vessels Capital Allocation 2023 Highlights ($ in millions) Mortgage Maritime transportation and other Equity Securities Cash and U.S. Government Securities

01 Summary & Outlook

11 ❑ Maintain trajectory of consistent top-line growth and sustained underwriting profitability over the long-term in our insurance business ❑ Continue to look for opportunities to allocate capital for long-term value creation ❑ Remain disciplined and patient as we navigate today’s economic, political and financial environment Summary & Outlook ($ in millions) ✓ Strong operating performance from our businesses – Fortegra continues to deliver record financial and operating performance – Increasing yields on investment portfolio 2023 Highlights Looking Ahead

Appendix Non-GAAP Reconciliations • Insurance underwriting and fee revenue • Insurance underwriting and fee margin • Book Value per share • Adjusted net income

Non-GAAP Reconciliations 13 Adjusted Net Income We define adjusted net income as income before taxes, less provision (benefit) for income taxes, and excluding the after-tax impact of various expenses that we consider to be unique and non-recurring in nature, including merger and acquisition related expenses, stock-based compensation, net realized and unrealized gains (losses) and intangibles amortization associated with purchase accounting, all of which is reduced for non- controlling interests. The calculation of adjusted net income excludes net realized and unrealized gains (losses) that relate to investments or assets rather than business operations. Adjusted net income should not be viewed as a substitute for income before taxes calculated in accordance with GAAP, and other companies may define adjusted net income differently. Adjusted net income (before NCI) is presented before the impacts of non-controlling interests. We present adjustments for amortization associated with acquired intangible assets. The intangible assets were recorded as part of purchase accounting in connection with Tiptree’s acquisition of Fortegra Financial in 2014, Defend in 2019, and Smart AutoCare and Sky Auto in 2020, ITC in 2022 and Premia in 2023. The intangible assets acquired contribute to overall revenue generation, and the respective purchase accounting adjustments will continue to occur in future periods until such intangible assets are fully amortized in accordance with the respective amortization periods required by GAAP. We define adjusted return on average equity as adjusted net income expressed on an annualized basis as a percentage of average beginning and ending stockholder’s equity during the period. We use adjusted return on average equity as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. Adjusted return on average equity should not be viewed as a substitute for return on average equity calculated in accordance with GAAP, and other companies may define adjusted return on average equity differently. Book value per share Management believes the use of book value per share provides supplemental information useful to investors as it is frequently used by the financial community to analyze company growth on a relative per share basis. Insurance – Underwriting and Fee Revenues We generally manage our exposure to the underwriting risk we assume using both reinsurance (e.g., quota share and excess of loss) and retrospective commission agreements with our partners (e.g., commissions paid are adjusted based on the actual underlying losses incurred), which mitigate our risk. Period-over-period comparisons of revenues and expenses are often impacted by the Producer Owned Reinsurance Company (PORCs) and distribution partners’ choice as to whether to retain risk, specifically service and administration fees and ceding commissions, both components of revenue, and policy and contract benefits and commissions paid to our partners and reinsurers. Generally, when losses are incurred, the risk which is retained by our partners and reinsurers is reflected in a reduction in commissions paid. In order to better explain to investors the underwriting performance of the Company’s programs and the respective retentions between the Company and its agents and reinsurance partners, we use non-GAAP metrics of underwriting and fee revenues and underwriting and fee margin. We define underwriting and fee revenues as total revenues excluding net investment income, net realized gains (losses) and net unrealized gains (losses), ceding fees, ceding commissions and cash and cash equivalent interest income as reported in other income. Underwriting and fee revenues represents revenues generated by our underwriting and fee-based operations and allows us to evaluate our underwriting performance without regard to investment income. We use this metric as we believe it gives our management and other users of our financial information useful insight into our underlying business performance. Underwriting and fee revenues should not be viewed as a substitute for total revenues calculated in accordance with GAAP, and other companies may define underwriting and fee revenues differently. Insurance - Underwriting and Fee Margin We define underwriting and fee margin as income before taxes, excluding net investment income, net realized gains (losses), net unrealized gains (losses), cash and cash equivalent interest income, employee compensation and benefits, other expenses, interest expense and depreciation and amortization. Underwriting and fee margin represents the underwriting performance of our underwriting and fee-based programs. As such, underwriting and fee margin excludes general administrative expenses, interest expense, depreciation and amortization and other corporate expenses as those expenses support the vertically integrated business model and not any individual component of our business mix. We use this metric as we believe it gives our management and other users of our financial information useful insight into the specific performance of our underlying underwriting and fee programs. Underwriting and fee income should not be viewed as a substitute for income before taxes calculated in accordance with GAAP, and other companies may define underwriting and fee margin differently.

Non-GAAP Reconciliations – Underwriting & Fee Revenues & Margin

TiptreeInc.

($ in thousands, except per share information)	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Year Ended December 31, 2023	2022	2021	2020	2019
Total Revenues	$ 433,170	$ 345,408	$ 1,593,070	$ 1,248,796	$ 984,130	$ 691,061	$ 635,085
Less: Net investment income	(7,061)	(2,055)	(26,674)	(12,219)	(17,896)	(9,916)	(8,667)
Less: Net realized and unrealized gains (losses)	(6,395)	(2,804)	4,207	20,347	2,006	11,944	(6,896)
Less: Ceding fees	(12,015)	(11,134)	(44,628)	(40,154)	(24,183)	(17,834)	(14,331)
Less: Ceding commissions	(4,154)	(3,994)	(14,915)	(13,880)	(11,784)	(21,101)	(9,608)
Less: Cash and cash equivalent interest income	(3,210)	(1,768)	(11,037)	(2,505)	(55)	(211)	(1,123)
Underwriting and fee revenues - Non GAAP	$ 400,335	$ 323,653	$ 1,500,023	$ 1,200,385	$ 932,218	$ 653,943	$ 594,460

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Year Ended December 31, 2023	2022	2021	2020	2019
Income (loss) before income taxes	$ 44,232	$ 29,093	$ 129,816	$ 68,150	$ 69,857	$ 26,948	$ 37,030
Less: Net investment income	(7,061)	(2,055)	(26,674)	(12,219)	(17,896)	(9,916)	(8,667)
Less: Net realized and unrealized gains (losses)	(6,395)	(2,804)	4,207	20,347	2,006	11,944	(6,896)
Less: Money market interest income	(3,210)	(1,768)	(11,037)	(2,505)	(55)	(211)	(1,123)
Plus: Depreciation and amortization	5,470	4,854	21,425	18,551	17,223	10,835	9,105
Plus: Interest expense	6,915	4,888	25,836	20,054	17,576	15,487	14,766
Plus: Employee compensation and benefits	31,049	23,759	114,341	87,918	76,552	65,089	49,789
Plus: Other expenses	26,945	20,311	96,825	78,832	79,227	55,594	50,657
Underwriting and fee margin	$ 97,945	$ 76,278	$ 354,739	$ 279,128	$ 244,490	$ 175,770	$ 144,661

	As of December 31, 2023	As of December 31, 2022
Total stockholders' equity	$ 576,565	$ 533,573
Less: Non-controlling interests	(159,699)	(136,208)
Total stockholders' equity, net of non-controlling interests	$ 416,866	$ 397,365
Total common shares outstanding	36,756	36,385
Book value per share	$ 11.34	$ 10.92

14

Non-GAAP Reconciliations – Adjusted Net Income

TiptreeInc.

($ in thousands)

	Three Months Ended December 31, 2023					Three Months Ended December 31, 2022				
		Tiptree Capital					Tiptree Capital			
	Insurance	Mortgage	Other	Corporate	Total	Insurance	Mortgage	Other	Corporate	Total
Income (loss) before taxes	$ 44,232	$ (2,391)	$ 333	$ (12,109)	$ 30,065	$ 29,093	$ (2,476)	$ 10,935	$ (12,521)	$ 25,031
Less: Income tax (benefit) expense	(5,288)	606	(266)	(8,989)	(13,937)	(10,152)	511	(2,076)	(7,196)	(18,913)
Less: Net realized and unrealized gains (losses) (1)	(6,395)	2,794	(596)	-	(4,197)	(2,804)	973	(10,495)	-	(12,326)
Plus: Intangibles amortization (2)	4,252	-	-	-	4,252	4,083	-	-	-	4,083
Plus: Stock-based compensation expense	780	-	-	1,219	1,999	47	-	(98)	1,656	1,605
Plus: Non-recurring expenses (3)	348	-	-	-	348	1,813	-	140	-	1,953
Plus: Non-cash fair value adjustments (4)	842	-	-	-	842	(939)	-	1	-	(938)
Plus: Impact of tax deconsolidation of Fortegra (5)	-	-	-	8,891	8,891	-	-	-	9,029	9,029
Less: Tax on adjustments (6)	(6,167)	(702)	(185)	(671)	(7,725)	2,798	(150)	1,948	448	5,044
Adjusted net income (before NCI)	$ 32,604	$ 307	$ (714)	$ (11,659)	$ 20,538	$ 23,939	$ (1,142)	$ 355	$ (8,584)	$ 14,568
Less: Impact of non-controlling interests	(6,684)	-	-	-	(6,684)	(4,884)	-	-	-	(4,884)
Adjusted net income	$ 25,920	$ 307	$ (714)	$ (11,659)	$ 13,854	$ 19,055	$ (1,142)	$ 355	$ (8,584)	$ 9,684
Average stockholders' equity	$ 422,327	$ 53,188	$ 128,827	$ (44,272)	$ 560,070	$ 326,431	$ 55,726	$ 70,628	$ 73,789	$ 526,574
Adjusted return on average equity (7)	30.9%	2.3%	(2.2)%	NM%	14.7%	29.3%	(8.2)%	2.0%	NM%	11.1%

($ in thousands)

	Year Ended December 31, 2023					Year Ended December 31, 2022				
		Tiptree Capital					Tiptree Capital			
	Insurance	Mortgage	Other	Corporate	Total	Insurance	Mortgage	Other	Corporate	Total
Income (loss) before taxes	$ 129,816	$ (3,285)	$ (3,264)	$ (40,214)	$ 83,053	$ 68,150	$ 874	$ 31,403	$ (46,416)	$ 54,011
Less: Income tax (benefit) expense	(28,224)	837	153	(15,822)	(43,056)	(21,251)	(363)	(5,545)	(23,291)	(50,450)
Less: Net realized and unrealized gains (losses) (1)	4,207	1,861	5,289	-	11,357	20,347	(7,003)	(18,788)	-	(5,444)
Plus: Intangibles amortization (2)	16,919	-	-	-	16,919	16,229	-	-	-	16,229
Plus: Stock-based compensation expense	2,018	-	-	6,251	8,269	2,423	-	-	7,093	9,516
Plus: Non-recurring expenses (3)	2,824	-	-	-	2,824	3,374	-	(729)	2,108	4,753
Plus: Non-cash fair value adjustments (4)	(1,769)	-	-	-	(1,769)	(939)	-	3,555	-	2,616
Plus: Impact of tax deconsolidation of Fortegra (5)	-	-	-	19,101	19,101	1,560	-	-	31,573	33,133
Less: Tax on adjustments (6)	(10,086)	(495)	(1,255)	797	(11,039)	(6,061)	1,834	3,731	(467)	(963)
Adjusted net income (before NCI)	$ 115,705	$ (1,082)	$ 923	$ (29,887)	$ 85,659	$ 83,832	$ (4,658)	$ 13,627	$ (29,400)	$ 63,401
Less: Impact of non-controlling interests	(23,742)	-	-	-	(23,742)	(10,367)	-	-	-	(10,367)
Adjusted net income	$ 91,963	$ (1,082)	$ 923	$ (29,887)	$ 61,917	$ 73,465	$ (4,658)	$ 13,627	$ (29,400)	$ 53,034
Average stockholders' equity	$ 395,661	$ 53,520	$ 100,325	$ 5,564	$ 555,070	$ 321,320	$ 57,575	$ 98,373	$ (10,390)	$ 466,878
Adjusted return on average equity (7)	29.2%	(2.0)%	0.9%	NM%	15.4%	26.1%	(8.1)%	13.9%	NM%	13.6%

The footnotes below correspond to the tables above, under "—Adjusted Net Income - Non-GAAP and "—Adjusted Return on Average Equity - Non-GAAP" (annualized).

Adjusted net income is presented before the impacts of non-controlling interests. Tiptree's subsidiary ownership percentage as of December 31, 2023 was Fortegra 79.5%, Tiptree Marine 100%, Reliance (Mortgage) 100%.

(1) Net realized and unrealized gains (losses) added back in Adjusted net income excludes net realized and unrealized gains (losses) from the mortgage segment, those relating to our held-for-sale mortgage originator (Luxury), and unrealized gains (losses) on mortgage servicing rights.

(2) Specifically associated with acquisition purchase accounting. See Note (9) Goodwill and Intangible Assets, net.

(3) Included in other expenses were expenses related to banker and legal fees associated with the acquisitions of Premia and ITC.

(4) Non-cash fair-value adjustments represent a change in fair value of the Fortegra Additional Warrant liability which are added-back to adjusted net income. For the 2022 periods, maritime transportation depreciation and amortization was deducted as a reduction in the value of the vessel.

(5) For the three and twelve months ended December 31, 2023, included in the adjustment is an add-back of $8.9 million and $19.1 million, respectively, related to deferred tax expense from the WP Transaction. For the three and twelve months ended December 31, 2022, included in the adjustment is an add-back of $9.0 million and $33.1 million, respectively, related to deferred tax expense from the WP Transaction.

(6) Tax on adjustments represents the tax applied to the total non-GAAP adjustments and includes adjustments for non-recurring or discrete tax impacts.

(7) Total adjusted return on average equity, after non-controlling interests was 13.6% and 9.9% for the three months ended December 31, 2023 and 2022, respectively, based on $13.9 million and $9.7 million of Adjusted net income over $406.5 million and $392.3 million of average Tiptree Inc. stockholders' equity, and 15.2% and 13.6% for the years ended December 31, 2023 and 2022, respectively, based on $61.9 million and $53.0 million of Adjusted net income over $407.1 million and $390.2 million of average Tiptree Inc. stockholders' equity.

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TiptreeInc. ir@tiptreeinc.com